U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report: January 29, 2003

                              MIKRON INFRARED, INC.
               (Exact name of issuer as specified in its charter)

         New Jersey                        0-15486               22-1895668
(State or Other Jurisdiction of      (Commission File           (IRS Employer
Incorporation or Organization)             Number)           Identification No.)

                   16 Thornton Road, Oakland, New Jersey 07436
              (Address and Zip Code of Principal Executive Offices)

                                 (201) 405-0900
                         (Registrant's Telephone Number)


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Item 5. Other Events.

On January 28, 2003, the Registrant issued a press release announcing its fiscal 2002 fourth quarter and full year earnings. Such press release is filed herein as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

         (a) Financial Statements -- none

         (b) Pro forma financial information -- none

         (c) Exhibits

     Number                         Description
     ------                         -----------

       99.1 Press release of Mikron Infrared, Inc. announcing its fiscal 2002 fourth quarter and full year earnings.


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                                    Signature

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Mikron Infrared Company, Inc.

Dated: January 29, 2003               By: /s/ Paul A. Kohmescher
                                         ---------------------------------------
                                         Paul A. Kohmescher, Vice President
                                         and Chief (Principal) Financial Officer


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